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                                                                   EXHIBIT 10.7





                            ATRIX LABORATORIES, INC.
                1999 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN


         1. PURPOSES OF THE PLAN. The purposes of this stock incentive plan are to attract and retain the best available Non-Employee Directors, to provide them additional incentives, and to promote the success of the Company's business.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

                  (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

                  (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

                  (d) "Award" means the grant of an Option, Restricted Stock, Shares or other rights or benefits under the Plan.

                  (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto in the form attached hereto as Exhibit A.

                  (f) "Board" means the Board of Directors of the Company.

                  (g) "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which the stock exchanges and/or the Nasdaq National Market are closed.

                  (h) "Chairman" means the Non-Employee Director who serves as Chairman of the Board.

                  (i) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

                           (i) the direct or indirect acquisition by any person
                  or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of



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                  securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders, which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept; or

                           (ii) a change in the composition of the Board over a
                  period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

                  (j) "Code" means the Internal Revenue Code of 1986, as amended.

                  (k) "Committee" means any committee appointed by the Board to administer the Plan

                  (l) "Common Stock" means the common stock, $.001 par value, of the Company.

                  (m) "Company" means Atrix Laboratories, Inc., a Delaware corporation.

                  (n) "Consultant" means any person who is engaged by the Company or any Related Entity to render consulting or advisory services as an independent contractor and is compensated for such services.

                  (o) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                  (p) "Continuous Service" means that the Grantee's service as a Director is not interrupted or terminated. The Continuous Service of a Grantee shall not be considered interrupted or terminated in the case of (i) any approved leave of absence or (ii) terminating service as a Director followed within thirty (30) days of such termination by commencing service to the Company or a Related Entity as an Employee or a Consultant until the time such service as an Employee or Consultant is terminated. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

                  (q) "Corporate Transaction" means any of the following transactions:




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                           (i) a merger or consolidation in which the Company
                  is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (ii) the sale, transfer or other disposition of all
                  or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

                           (iii) any reverse merger in which the Company is the
                  surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                           (iv) any person or related group of persons (other
                  than the Company or by a Company-sponsored employee benefit plan) who becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

                  (r) "Director" means a member of the Board.

                  (s) "Disability" means that a Grantee is unable to serve as a Director by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such condition sufficient to satisfy the Administrator, in its sole discretion.

                  (t) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (u) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (v) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) Where there exists a public market for the
                  Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system,




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                  the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                           (ii) In the absence of an established market of the
                  type described in (i), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith.

                  (w) "Grantee" means a Non-Employee Director who receives an Award under the Plan.

                  (x) "Non-Employee Director" means a Director who is not an Employee.

                  (y) "Non-Qualified Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (z) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (aa) "Option" means a stock option granted pursuant to the Plan.

                  (bb) "Performance Plan" means the Company's Amended and Restated Performance Stock Option Plan, as amended.

                  (cc) "Plan" means this 1999 Non-Employee Director Stock Incentive Plan.

                  (dd) "Related Entity" means any parent, subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a parent or a subsidiary holds a substantial ownership interest, directly or indirectly.

                  (ee) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established under the Plan or by the Administrator.

                  (ff) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

                  (gg) "Share" means a share of the Common Stock.

3.       STOCK SUBJECT TO THE PLAN.

                  (a) Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 25,000 Shares. The



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         Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock. Notwithstanding anything contained in this Section 3(a) to the contrary, all Options awarded under the Automatic Option Grant Program shall be made under the Performance Plan and shall not constitute Shares granted or Awarded under this Plan. With respect to such Options, in the event a conflict arises between the terms and provisions of this Plan and the Performance Plan, the terms and provisions of the Performance Plan shall control.

                  (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.       ADMINISTRATION OF THE PLAN.

                  (a) Plan Administrator.

                           (i) Administration. The Plan shall be administered
                  by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                           (ii) Administration Errors. In the event an Award is
                  granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

                  (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                           (i) to approve forms of Award Agreement for use
                  under the Plan;

                           (ii) to determine the terms and conditions
                  consistent with the terms of the Plan of any Award granted hereunder;


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                           (iii) to amend the terms of any outstanding Award
                  granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

                           (iv) to construe and interpret the terms of the Plan
                  and Awards granted pursuant to the Plan; and

                           (v) to take such other action, not inconsistent with
                  the terms of the Plan, as the Administrator deems appropriate.

         (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

5.       AUTOMATIC OPTION GRANT PROGRAM.

         (a) Eligibility. Each Non-Employee Director shall be entitled to receive Options to acquire Shares upon the terms and conditions of this Automatic Option Grant Program.

         (b) Date of Grant and Number of Shares. Immediately following each annual meeting of the Company's stockholders, commencing with the 1999 Annual Stockholders Meeting, each Non-Employee Director who continues as a Non-Employee Director following such annual meeting shall be granted automatically a Non-Qualified Stock Option to purchase 4,000 (5,000 in the case of the Chairman) Shares ("Option Grant"). Each such Option Grant shall be made on the first Business Day after the date of the annual stockholders' meeting in question.

         (c) Vesting. Each Option Grant shall vest and become exercisable as to one-third (1/3) of the Shares subject to such Option twelve (12) months after the grant date and an additional one-third (1/3) of the shares of Common Stock subject to such Option shall vest on each yearly anniversary of the grant date thereafter, such that the Option will be fully exercisable three (3) years after its date of grant.

         (d) Corporate Transactions/Changes in Control.

                  (i) In the event of a Corporate Transaction, immediately prior to the specified effective date of such Corporate Transaction, each Option Grant which is at the time outstanding automatically shall become fully vested and exercisable as to all of the Shares subject to such Option. Effective upon the consummation of the Corporate Transaction, all outstanding Options under the Plan shall terminate. However, all such Options shall not terminate if the Options are assumed by the successor corporation or parent thereof in connection with the Corporate Transaction.



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                  (ii) In the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), immediately prior to the specified effective date of such Change in Control, each Option Grant which is at the time outstanding automatically shall become fully vested and exercisable as to all of the Shares subject to such Option.

         (e) Exercise of Option Following Termination of Service. In the event of termination of a Grantee's Continuous Service for any reason other than Disability or death, such Grantee may, but only within three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise his or her Option to the extent that the Grantee was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Administrator. If the Grantee should die within three (3) months after the date of such termination, the Grantee's estate or the person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option to the extent that the Grantee was entitled to exercise it at the date of such termination within twelve (12) months of the Grantee's date of death, but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement.

         (f) Disability of Grantee. In the event of termination of a Grantee's Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that the Grantee is not entitled to exercise the Option at the date of termination, or if Grantee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (g) Death of Grantee. In the event of the death of a Grantee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Grantee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Option at the date of death. If, at the time of death, the Grantee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Grantee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

         (h) Term of Option. The term of each Option awarded under this Automatic Option Grant Program shall be ten (10) years from the date of grant thereof.

         (i) Transferability of Option. Each Option awarded under this Automatic Option Grant Program shall be transferable to the extent provided in the Performance Plan.

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         (j) Exercise Price. The exercise price for each Option awarded under this Automatic Option Grant Program shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

         (k) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise of an Option under this Automatic Option Grant Program shall be the following:

                  (i) cash;

                  (ii) check;

                  (iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator); or

                  (iv) any combination of the foregoing methods of payment.

         (l) Other Method of Payment. In lieu of paying the consideration in the manner set forth in Section 5(k) above, the Grantee may also receive Shares to be issued upon exercise of an Option through the delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

6.       STOCK FEE PROGRAM.

         (a) Eligibility. Commencing with the 1999 Stockholders Meeting, each Non-Employee Director will receive an annual retainer fee ("Retainer Fee"). The Retainer Fee will become due and payable in four equal quarterly installments on a date determined by the Company. Each Non-Employee Director shall be eligible to elect to apply all or any portion of the Retainer Fee otherwise payable to such individual in cash to the acquisition of shares of Restricted Stock or the receipt of Options upon the terms and conditions of this Section 6 and Sections 7 and 8.

         (b) Election Procedure.

                  (i) Filing. A Non-Employee Director must make an election to receive shares of Restricted Stock or Options prior to the first calendar day of the quarterly period for which the election is to be effective. The first quarter for which any such election may be filed shall be the first quarter commencing on the


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         first full month after the 1999 Annual Stockholders Meeting. Each election, once filed, shall be revocable prior to the start of the next quarter for which the election is to be effective. Thereafter, the election is irrevocable. The election for any upcoming quarter may be filed at any time prior to the start of that quarter, but in no event later than the last day of the immediately preceding quarter. A Non-Employee Director may file a standing election to be in effect for two (2) or more consecutive quarters or to remain in effect indefinitely until revoked by written instrument filed with the Administrator prior to the start of the first quarter for which such standing election is no longer to remain in effect.

                  (ii) Election Form. To receive Options or shares of Restricted Stock in lieu of cash payment of the Retainer Fee or meeting fees, a Non-Employee Director must execute an election notice in substantially the form attached hereto as Exhibit B. On the election notice, a Non-Employee Director must indicate the percentage or dollar amount of his or her Retainer Fee and/or his or her meeting fees to be applied to the acquisition of shares of Restricted Stock or Options.

7.       ISSUANCE OF RESTRICTED STOCK.

         (a) Issue Date for Annual Retainer Fee in Restricted Stock. On the first Business Day following the date any portion of the Retainer Fee is otherwise due to be paid, in a quarter for which a Non-Employee Director has elected to receive all or a portion of his or her Retainer Fee in Restricted Stock, the portion of the Retainer Fee subject to such election shall automatically be applied to the acquisition of shares of Restricted Stock determined by dividing the elected dollar amount by the Fair Market Value per share on such date. The number of issuable shares of Restricted Stock shall be rounded down to the next whole share. The shares of Restricted Stock shall be held by the Secretary or Assistant Secretary of the Company as partly-paid shares until the Non-Employee Director vests in those shares. The Non-Employee Director shall have full stockholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

         (b) Vesting of Restricted Stock. The Restricted Stock acquired under this Section 7 shall vest and become exercisable as to one-third (1/3) of the shares of Restricted Stock upon completion of one (1) full calendar month of Board service and an additional one-third (1/3) of such shares shall vest upon completion of each full calendar month of Board Service thereafter, such that the Restricted Stock will be fully exercisable at the end of the applicable quarterly period. Upon vesting, the stock certificate for those shares shall be released from escrow. Immediate vesting in all the issued shares of Restricted Stock shall occur in the event (i) the Non-Employee Director should die or become Disabled while such individual remains in Continuous Service or (ii) there should occur a Corporate Transaction or Change in Control while such individual remains in Continuous Service. Should such individual cease Continuous Service prior to vesting in one or more monthly installments of the issued shares of Restricted Stock, then those unvested shares of




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Restricted Stock shall be cancelled by the Company, and the Non-Employee
Director shall not be entitled to any cash payment or other consideration from the Company with respect to the cancelled shares of Restricted Stock and shall have no further stockholder rights with respect to such shares.

         (c) Issue Date for Meeting Shares. On the first Business Day following any meeting, in a quarter for which a Non-Employee Director has elected to receive all or a portion of his or her Retainer Fee in Restricted Stock, the portion of the meeting fee subject to such election shall automatically be applied to the acquisition of shares of Restricted Stock by dividing the elected dollar amount by the Fair Market Value per share on such date. The number of issuable shares of Restricted Stock shall be rounded down to the next whole share, and such shares shall be issued as soon as practicable to the Non-Employee Director.

8.       OPTION ISSUANCE.

         (a) Issue Date for Annual Retainer Fee Options. On the first Business Day following the date any portion of the Retainer Fee is otherwise due to be paid (the "Grant Date"), in a quarter for which a Non-Employee Director has elected to receive all or a portion of his or her Retainer Fee in Options (the "Option Fee Amount"), the portion of the Retainer Fee subject to such election shall automatically be applied to a grant of an Option to purchase Shares. The number of Shares subject to such Option shall equal the quotient of (x) the Option Fee Amount, divided by (y) the value of an option to purchase one (1) Share as determined on the Grant Date using the Black-Scholes option pricing model. The number of Shares subject to such option shall be rounded down to the next whole Share.

         In applying the Black-Scholes option pricing model the following variables shall apply:

                  (i) the risk free rate of return shall be the long-term Treasury bill rate in effect on the Grant Date;

                  (ii) the assumed dividend rate shall be that in effect on the Grant Date:

                  (iii) the volatility shall be determined on the basis of the Common Stock's volatility over the four calendar years preceding the Grant Date; and

                  (iv) any other variables as may be established by the Committee.

         (b) The price per share of the Common Stock subject to such Option shall not be less than 100% of the Fair Market Value per share on the Grant Date.

         (c) Vesting of Annual Retainer Options. Each Option Grant under this
Section 8 shall vest and become exercisable as to one-third (1/3) of the Shares subject to such Option upon completion of one (1) full calendar month of full Board service and an




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additional one-third (1/3) of the Shares subject to such Option shall vest upon completion of each full calendar month of Board Service thereafter, such that the Option will be fully exercisable at the end of the applicable quarterly period. Immediate vesting in all of the Shares subject to Option shall occur in the event (i) the Non-Employee Director should die or become Disabled while such individual remains in Continuous Service or (ii) there should occur a Corporate Transaction or Change in Control while such individual remains in Continuous Service. Should such individual cease Continuous Service prior to vesting in one (1) or more monthly installments of the Shares subject to such Option, those unvested Shares shall be cancelled by the Company, and the Non-Employee Director shall not be entitled to any cash payment or other consideration from the Company with respect to the cancelled Shares.


         (d) Issue Date for Meeting Shares. On the first Business Day following any meeting, in a quarter for which a Non-Employee Director has elected to receive all or a portion of his or her Retainer Fee in Options, the portion of the meeting fee subject to such election shall automatically be applied to the grant of an Option to purchase Shares in accordance with Section 8(a) above. The Option shall be fully vested on the Grant Date.

         (e) Additional Provisions. The provisions contained in Sections 5(e),
(f), (g), (h), (i) and (k) shall govern Options granted under this Section 8.

9.       CONDITIONS UPON ISSUANCE OF SHARES.

         (a) Satisfaction of Applicable Laws. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (i) Investment Representation. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

         (b) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise price of each




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such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, merger, consolidation, acquisition of the property or equity securities of the Company, any separation of the Company (including a spin-off or other distribution of equity securities or property of the Company), reorganization (whether or not such reorganization comes within the definition of Code Section 368), partial or complete liquidation, or any other similar event resulting in an increase or decrease in the number of issued Shares. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten
(10) years unless sooner terminated. Awards may be granted under the Plan upon its becoming effective.

12.      AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

         (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

         (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

13.      RESERVATION OF SHARES.

         (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                                   EXHIBIT A

                            ATRIX LABORATORIES, INC.

                1999 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION AWARD



         Grantee's Name and Address:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Plan or the Performance Plan (where applicable), and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows:

Award Number
                                                 ------------------------------

Date of Award                                    _______________, 1999

Vesting Commencement Date                        _______________, 1999

Exercise Price per Share                         $_____

Total Number of Shares subject
to the Option                                    __________

Total Exercise Price                             $_________

Type of Option:                                  Non-Qualified Stock Option

Expiration Date:                                 _______________, 200__

Vesting Schedule:

Subject to the Grantee's Continuous Service and other limitations set forth in this Notice, the Plan, or the Performance Plan (where applicable) and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

One-third (1/3) of the Shares subject to the Option shall vest [twelve months] [one month] after the Vesting Commencement Date, and an additional one-third (1/3) of the Shares subject to the Option shall vest on each [yearly anniversary] [monthly anniversary] of the Vesting Commencement Date thereafter.

Termination Period:

The Option may be exercised within three (3) months from termination of the Grantee's Continuous Service or such longer period as may be applicable upon death or Disability of the Grantee as provided in the Option Agreement.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, the Performance Plan (where applicable), and the Option Agreement.

                                     Atrix Laboratories, Inc.,
                                     a Delaware corporation

                                     By:
                                         --------------------------------------

                                     Title:
                                             ----------------------------------

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE COMPANY'S 1999 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN OR AMENDED AND RESTATED PERFORMANCE STOCK OPTION PLAN, AS AMENDED, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE.

The Grantee acknowledges receipt of a copy of the Plan, the Performance Plan (where applicable) and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, the Performance Plan (where applicable) and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan, the Performance Plan (where applicable) and the Option Agreement. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Notice, the Plan, the Performance Plan (where applicable) or the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.



Dated:                                         Signed:
       -------------------------------                  -----------------------
                                                                 Grantee

AWARD NUMBER: ______________





                            ATRIX LABORATORIES, INC.

                1999 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

                          STOCK OPTION AWARD AGREEMENT

         1. GRANT OF OPTION. Atrix Laboratories, Inc., a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (Initial Grant) (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's 1999 Non-Employee Director Stock Incentive Plan (the "Plan") or, where applicable, the Amended and Restated Performance Stock Option Plan, as amended (the "Performance Plan") both as adopted by the Company, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan or the Performance Plan, as applicable, shall have the same defined meanings in this Option Agreement.

         2. EXERCISE OF OPTION.

                  (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan or the Performance Plan, as applicable, and this Option Agreement. The Option shall be subject to the provisions of Section 5(d) or Section 8(d) of the Plan or Article XIV of the Performance Plan, as applicable, relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. In no event shall the Company issue fractional Shares.

         3. Method of Exercise. The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the Grantee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

         No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Grantee on the date on which the Option is exercised with respect to such Shares.

                  (a) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

         4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:

                  (a) cash;

                  (b) check; or

                  (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price).

         In lieu of paying the consideration in the manner set forth in this
Section 4, the Grantee may also receive Shares to be issued upon exercise of an option through the delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

         5. RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

         6. TERMINATION OF CONTINUOUS SERVICE. In the event the Grantee's Continuous Service terminates, the Grantee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Termination Period set out in the Notice. Except as provided in Sections 7 and 8, below, to the extent that the Grantee was not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option within the Termination Period, the Option shall terminate.

         7. DISABILITY OF GRANTEE. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent he or she was otherwise entitled to exercise it on the Termination Date. To the extent that the Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.

         8. DEATH OF GRANTEE. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Termination Period, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option, but only to the extent the Grantee could exercise the Option at the date of termination, within twelve (12) months from the date of such termination (but in no event later than the Expiration Date). To the extent that the Grantee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

         9. TRANSFERABILITY OF OPTION. The Option may be transferred by the Grantee in a manner and to the extent acceptable to the Administrator and, where applicable, in the manner set forth in the Performance Plan, as evidenced by a writing signed by the Company and the Grantee. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

         10. TERM OF OPTION. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

         11. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

                  (b) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20%.

         12. ENTIRE AGREEMENT: GOVERNING LAW. The Notice, the Plan, the Performance Plan, (where applicable) and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Colorado without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Colorado to the rights and duties of the parties. Should any provision of the Notice or this Option Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

         13. HEADINGS. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

         14. INTERPRETATION. Any dispute regarding the interpretation of the Notice, the Plan, the Performance Plan (where applicable) and this Option Agreement shall be submitted by the Grantee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Administrator shall be final and binding on all persons.

                                   EXHIBIT A
                            ATRIX LABORATORIES, INC.

                1999 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

                                EXERCISE NOTICE

Atrix Laboratories, Inc.
2579 Midpoint Drive
Fort Collins, CO 80525
Attention: Secretary

         EXERCISE OF OPTION. Effective as of today,_______ ,__ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase _____ shares of the Common Stock (the "Shares") of Atrix Laboratories, Inc. (the "Company") under and pursuant to the Company's 1999 Non-Employee
Director Stock Incentive Plan (the "Plan") or, where applicable, the Amended and Restated Performance Stock Option Plan, as amended (the "Performance Plan") and the Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (Initial Grant) (the "Notice") dated _____________,
______.

         REPRESENTATIONS OF THE GRANTEE. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan, the Performance Plan (where applicable) and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         RIGHTS AS STOCKHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan or the Performance Plan (where applicable).

         DELIVERY OF PAYMENT. The Grantee herewith delivers to the Company the full Exercise Price for the Shares.

         TAX CONSULTATION. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice

         TAXES. The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.

         SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

         HEADINGS. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

         INTERPRETATION. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all persons.

         GOVERNING LAW; SEVERABILITY. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Colorado without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Colorado to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

         NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

         FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

         ENTIRE AGREEMENT. The Notice, the Plan, the Performance Plan (where applicable) and the Option Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee.

Submitted by:                          Accepted by:

GRANTEE:                               ATRIX LABORATORIES, INC.

                                       By:
                                            -----------------------------------
                                       Title:
----------------------------------             --------------------------------
             (Signature)

Address:                               Address:

                                       2579 Midpoint Drive
----------------------------------
                                       Fort Collins, CO 80525
----------------------------------

                                   EXHIBIT B

                                ELECTION NOTICE


                            ATRIX LABORATORIES, INC.
                1999 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
                       STOCK IN LIEU OF CASH FEE ELECTION


Commencing with the 1999 Annual Stockholders Meeting, I understand that pursuant to the provisions of the Atrix Laboratories, Inc. (the "Company") 1999 Non-Employee Director Stock Incentive Plan (the "Plan") or where applicable, the Amended and Restated Performance Stock Option Plan, as amended (the "Performance Plan"), I may elect to apply all or a portion of the annual retainer fee and meeting fees otherwise payable in cash to me for service on the Board of Directors to the acquisition of Restricted Stock or Options. Pursuant to this form, I hereby elect to apply my annual retainer fee and meeting fees to receive shares of Restricted Stock or Options pursuant to the terms set forth in the Plan or the Performance Plan, as applicable:

                                    Cash             __________%

                                    Options          __________%

                                    Restricted Stock __________%

                                    Total                   100%
                                                     ==========

This election applies to:

            [ ]    Annual Retainer Fee

            [ ]    Meeting Fees

Unless otherwise selected below, this election will remain in effect for all future quarterly periods unless revoked.

If you do not want a standing election for each quarterly period of service on the Board of Directors check one of the following two alternatives (and complete if needed):

            [ ]   This election will be effective only for the next quarterly period.

            [ ] This election will be effective for the next quarterly period and _____ quarterly periods thereafter.

I understand that my election with respect to the next quarterly period is revocable until the last day of the immediately preceding quarter (i.e., April 30 for the quarterly period commencing on May 1, 1999 and ending July 31,
1999). Thereafter, my election for the quarterly period is irrevocable. Any election for later quarterly periods may be revoked prior to the last day of the immediately preceding quarter for which a standing election is no longer to remain in effect.


Date: __________, 1999                           ------------------------------
                                                 Director's Name [Please Print]


                                                 ------------------------------
                                                 Director's Signature



                                      B-1